                                                                    EXHIBIT 32.1

              CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      In connection with the Quarterly Report of PICO Holdings, Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Hart, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2004                       /s/  John R. Hart
                                           -------------------------------------
                                           John R. Hart
                                           President and Chief Executive Officer


                                       26